UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/22/2013

National Bank Holdings Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-35654

Delaware	27-0563799
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5570 DTC Parkway, Greenwood Village, Colorado 80111
(Address of principal executive offices, including zip code)

720-529-3336
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

The Board of Directors of National Bank Holdings Corporation ("NBHC") has set May 1, 2013 as the date of its annual meeting of stockholders. The record date for the meeting is March 15, 2013.

The 2013 annual meeting is NBHC's first annual meeting as a public company. Because the date of the 2013 annual meeting represents a change of more than 30 days from the anniversary of NBHC's 2012 annual meeting, NBHC has set February 15, 2013 as the deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for inclusion in NBHC's proxy materials for the annual meeting. Stockholders should deliver proposals to the Secretary's attention at 5570 DTC Parkway, Greenwood Village, Colorado 80111. Such proposals must satisfy the requirements set forth in Rule 14a-8.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Bank Holdings Corporation

Date: January 23, 2013	By:	/s/ Mark W. Yonkman
Mark W. Yonkman
General Counsel and Secretary